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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

July 18, 2003
Date of Report (Date of earliest event reported)

WATER PIK TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

1-15297	25-1843384
(Commission File Number)	(IRS Employer Identification No.)

23 Corporate Plaza, Suite 246
Newport Beach, CA 92660
(Address of principal executive offices, including zip code)

(949) 719-3700
(Registrant's telephone number, including area code)

Item 7.    Financial Statements and Exhibits.

(c)
Exhibits

          99.1    Press Release issued by Water Pik Technologies, Inc. dated July 17, 2003.

Item 9.    Regulation FD Disclosure.

        The following information, furnished under this Item 9, is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

        On July 17, 2003, Water Pik Technologies, Inc. issued a press release announcing its first quarter 2003 operating results. A copy of the press release is attached as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. x

WATER PIK TECHNOLOGIES, INC.
Date:	July 18, 2003	By:	/s/ VICTOR C. STREUFERT Victor C. Streufert Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release dated July 17, 2003.

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SIGNATURE
EXHIBIT INDEX